Exhibit 99.2
SEMPRA ENERGY
Table F (Unaudited)
STATEMENT OF OPERATIONS DATA BY SEGMENT

Three months ended September 30, 2016
(Dollars in millions)	SDG&E	SoCalGas	Sempra South American Utilities	Sempra Mexico	Sempra Renewables	Sempra Natural Gas	Consolidating Adjustments, Parent & Other	Total

Revenues	$1,209	$686	$385	$196	$12	$164	$(117)	$2,535
Cost of sales and other expenses	(725)	(526)	(302)	(121)	(14)	(163)	101	(1,750)
Depreciation and amortization	(161)	(121)	(14)	(15)	(1)	(12)	(4)	(328)
Impairment losses	—	(1)	—	(131)	—	—	—	(132)
Gain on sale of assets	—	—	1	—	—	130	—	131
Equity earnings, before income tax	—	—	—	—	12	—	—	12
Remeasurement of equity method investment	—	—	—	617	—	—	—	617
Other income (expense), net	11	8	3	(7)	—	1	10	26
Income (loss) before interest and tax (1)	334	46	73	539	9	120	(10)	1,111
Net interest (expense) income (2)	(49)	(25)	(4)	(3)	1	8	(57)	(129)
Income tax (expense) benefit	(91)	(21)	(17)	(142)	7	(51)	33	(282)
Equity earnings, net of income tax	—	—	1	18	—	—	—	19
Earnings attributable to noncontrolling interests	(11)	—	(7)	(80)	—	—	1	(97)
Earnings (losses)	$183	$—	$46	$332	$17	$77	$(33)	$622

Three months ended September 30, 2015
(Dollars in millions)	SDG&E	SoCalGas	Sempra South American Utilities	Sempra Mexico	Sempra Renewables	Sempra Natural Gas	Consolidating Adjustments, Parent & Other	Total

Revenues	$1,230	$620	$373	$193	$12	$160	$(107)	$2,481
Cost of sales and other expenses	(778)	(517)	(298)	(122)	(13)	(176)	100	(1,804)
Depreciation and amortization	(152)	(116)	(12)	(18)	(2)	(12)	(3)	(315)
Equity earnings, before income tax	—	—	—	—	8	25	—	33
Other income (expense), net	8	8	9	(4)	—	—	(9)	12
Income (loss) before interest and tax (1)	308	(5)	72	49	5	(3)	(19)	407
Net interest (expense) income (2)	(51)	(23)	(4)	(6)	1	3	(57)	(137)
Income tax (expense) benefit	(75)	20	(16)	6	9	—	41	(15)
Equity (losses) earnings, net of income tax	—	—	(3)	30	—	—	—	27
(Earnings) losses attributable to noncontrolling interests	(12)	—	(6)	(16)	—	1	(1)	(34)
Earnings (losses)	$170	$(8)	$43	$63	$15	$1	$(36)	$248

(1)	Management believes Income (Loss) Before Interest and Tax is a useful measurement of our segments’ performance because it can be used to evaluate the effectiveness of our operations exclusive of interest and income tax, neither of which is directly relevant to the efficiency of those operations.
(2)	Includes interest income, interest expense and preferred dividends of subsidiary.

SEMPRA ENERGY
Table F (Unaudited)

STATEMENT OF OPERATIONS DATA BY SEGMENT

Nine months ended September 30, 2016
(Dollars in millions)	SDG&E	SoCalGas	Sempra South American Utilities	Sempra Mexico	Sempra Renewables	Sempra Natural Gas	Consolidating Adjustments, Parent & Other	Total

Revenues	$3,192	$2,336	$1,170	$481	$25	$384	$(275)	$7,313
Cost of sales and other expenses	(1,985)	(1,637)	(937)	(289)	(40)	(653)	229	(5,312)
Depreciation and amortization	(478)	(355)	(41)	(47)	(4)	(37)	(8)	(970)
Impairment losses	—	(23)	—	(131)	—	—	—	(154)
Gain on sale of assets	—	—	1	—	—	130	—	131
Equity earnings (losses), before income tax	—	—	—	—	30	(26)	—	4
Remeasurement of equity method investment	—	—	—	617	—	—	—	617
Other income (expense), net	38	24	10	(11)	1	2	34	98
Income (loss) before interest and tax (1)	767	345	203	620	12	(200)	(20)	1,727
Net interest (expense) income (2)	(145)	(72)	(14)	(8)	2	19	(185)	(403)
Income tax (expense) benefit (3)	(204)	(75)	(46)	(170)	29	77	105	(284)
Equity earnings, net of income tax	—	—	3	66	—	—	—	69
Losses (earnings) attributable to noncontrolling interests	1	—	(19)	(101)	—	—	1	(118)
Earnings (losses) (3)	$419	$198	$127	$407	$43	$(104)	$(99)	$991

Nine months ended September 30, 2015
(Dollars in millions)	SDG&E	SoCalGas	Sempra South American Utilities	Sempra Mexico	Sempra Renewables	Sempra Natural Gas	Consolidating Adjustments, Parent & Other	Total

Revenues	$3,168	$2,448	$1,151	$508	$30	$512	$(287)	$7,530
Cost of sales and other expenses	(1,934)	(1,705)	(923)	(314)	(36)	(528)	250	(5,190)
Depreciation and amortization	(446)	(342)	(37)	(52)	(5)	(36)	(7)	(925)
Plant closure adjustment	21	—	—	—	—	—	—	21
Gain on sale of assets	—	—	1	—	—	61	—	62
Equity earnings, before income tax	—	—	—	—	20	59	—	79
Other income, net	26	25	18	11	1	—	7	88
Income (loss) before interest and tax (1)	835	426	210	153	10	68	(37)	1,665
Net interest (expense) income (2)	(155)	(59)	(8)	(13)	—	3	(162)	(394)
Income tax (expense) benefit	(217)	(91)	(50)	(7)	37	(29)	81	(276)
Equity (losses) earnings, net of income tax	—	—	(4)	68	—	—	—	64
(Earnings) losses attributable to noncontrolling interests	(20)	—	(19)	(41)	—	1	—	(79)
Earnings (losses)	$443	$276	$129	$160	$47	$43	$(118)	$980

(1)	Management believes Income (Loss) Before Interest and Tax is a useful measurement of our segments’ performance because it can be used to evaluate the effectiveness of our operations exclusive of interest and income tax, neither of which is directly relevant to the efficiency of those operations.
(2)	Includes interest income, interest expense and preferred dividends of subsidiary.
(3)	The nine months ended September 30, 2016 reflects the prospective adoption of ASU 2016-09 as of January 1, 2016.